UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 19, 2018

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

400 KATO TERRACE, FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 19, 2018, Aehr Test Systems, or the Company, issued a press release announcing the Company’s financial results for its fourth quarter and fiscal year ended May 31, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K, including the exhibit attached hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Aehr Test Systems dated July 19, 2018 entitled “Aehr Test Systems Reports 56% Revenue Growth for Fiscal Year 2018 and Provides Financial Guidance for Fiscal 2019.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems
(Registrant)

Date: July 19, 2018	By:	/s/ Kenneth B. Spink
Kenneth B. Spink
Vice President of Finance and Chief Financial Officer

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